                                                                  Exhibit #10.35

                             EARNEST MONEY CONTRACT
                              (CONVENIENCE STORES)

                             EVANS SYSTEMS, INC. and
                             DIAMOND MINI MART, INC.
                                  P.O. Box 2480
                           Bay City, Texas 77404-2480
                                    (SELLER)

                                     - and-

                             STATE OIL COMPANY, LLC
                           RAFIQ TABANI, its President
                           RAFIQ TABANI, Individually
                              1302 Grand Haven Lane
                             Sugarland, Texas 77479
                                (PURCHASER/BUYER)

THE STATE OF TEXAS         (S)
                           (S)        BY THIS AGREEMENT WITNESSETH:
COUNTY OF MATAGORDA        (S)

     The undersigned EVANS SYSTEMS, INC. and subsidiary, DIAMOND MINI MART, INC., whose address is P.O. Box 2480, Bay City, Texas 77404-2480, hereinafter referred to as SELLER, hereby agrees to sell and convey the hereinafter described property described below to the undersigned STATE OIL COMPANY, LLC, RAFIQ TABANI, President and Individually, whose address is 1302 Grand Haven Lane, Sugarland, Texas 77479, hereinafter referred to as Purchaser or Buyer, who agrees to purchase, upon the terms and provisions herein contained, the following described properties:

     1. Diamond Mini Mart #118, 10912 FM 1301, Boling, Wharton County, Texas

     Assignment of Leasehold Estate in that certain Lease Agreement dated June 19, 1986, between A. J. DERIGO, JR. and wife, SIEGLINDA DERIGO, as Lessor, and J. L. EVANS, SR. as the original Lessee covering land and building located at 10912 FM 1301, Boling, Texas. Said Lease was subsequently assigned on January 1, 1999, by Assignment of Lease from J. L. EVANS, SR. to DIAMOND MINI MART, INC. Said leased premises are more particularly described on Exhibit "A-1" attached hereto. Also conveyed hereby is all convenience store equipment and inventory, described on Exhibit "A-2" attached hereto, and all gasoline dispensing equipment and tanks and fuel inventories, described on Exhibit "A-3" attached hereto.

     2. Diamond Mini Mart #307, 1422 N. Richmond, Wharton, Wharton County, TX

     Conveyance of land and building located at 1422 N. Richmond, Wharton, Texas, more particularly described on Exhibit "B-1" attached hereto. Also conveyed is all convenience store equipment and inventory, described on Exhibit "B-2" attached hereto, and all gasoline dispensing equipment, tanks and fuel inventories, described on Exhibit "B-3" attached hereto.

     3. Diamond Mini Mart #309, 1100 W. Hwy. 59, Ganado, Jackson County, TX

     Assignment of Leasehold Estate in that certain Lease Agreement ") dated April 13, 1984, entered into by and between J.B. HOUSSON and wife, GEORGIA
     M. HOUSSON, ("Lessor") and KINCER'S, INC. ("Lessee"), covering land and building located at 1100 West Hwy. 59 in Ganado, Texas. KINCER'S, INC. subsequently assigned its right, interest and title in said Lease to DIAMOND MINI MART on August 1, 1994. Said leased

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     premises are more particularly described on Exhibit "C-1" attached hereto.
     Also conveyed hereby is all convenience store equipment and inventory, described on Exhibit "C-2" attached hereto, and all gasoline dispensing equipment and tanks and fuel inventories, described on Exhibit "C-3" attached hereto.

     4. Diamond Mini Mart #311, FM 442 & Texas Ave., Boling, Wharton County, TX

     Conveyance of land and building located at FM 442 & Texas Ave., Boling, Texas, more particularly described on Exhibit "D-1" attached hereto. Also conveyed is all convenience store equipment and inventory, described on Exhibit "D-2" attached hereto, and all gasoline dispensing equipment, tanks and fuel inventories, described on Exhibit "D-3" attached hereto.

     5. Diamond Mini Mart #314, Hwy. 59 Midway & Beck, Victoria, Victoria County, TX

     Conveyance of land and building located at Hwy. 59 Midway & Beck, Victoria, Texas, more particularly described on Exhibit "E-1" attached hereto. Also conveyed is all convenience store equipment and inventory, described on Exhibit "E-2" attached hereto, and all gasoline dispensing equipment, tanks and fuel inventories, described on Exhibit "E-3" attached hereto.

     6. Diamond Mini Mart #123, 241 Hwy. 288 S., Clute, Brazoria County, TX

     Conveyance of land and building located at 241 Hwy. 288 So., Clute, Texas, more particularly described on Exhibit "F-1" attached hereto. Also conveyed is all convenience store equipment, described on Exhibit "F-2" attached hereto, and all gasoline dispensing equipment, tanks, described on Exhibit "F-3" attached hereto.

     Sales Price

     The total sales price, excluding inventories, for the property described above, is ONE MILLION THREE HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($1,375,000.00), payable as follows: TWENTY-FIVE THOUSAND AND NO/100 DOLLARS ($25,000.00) in cash (U.S. Currency), which Buyer agrees to forthwith deposit with First Southwest Land & Title Company, Houston, Texas, as Earnest Money to bind this sale. Purchaser agrees that this earnest money goes hard and is non-refundable to Purchaser following the first thirty (30) days from execution hereof and at that time Purchaser will deposit an additional $25,000.00 with the First Southwest Land & Title Company as additional earnest money. (See Paragraph
1. under "Additional Terms and Conditions"). The balance of the said purchase price to be paid in cash at closing. Sales Price for all inventories shall be paid in cash at time of closing, or on acceptable terms agreed to by Seller, or at the time titles to inventories are conveyed by Bill of Sale on each location. Inventories shall be priced as defined in this contract.

     Gasoline Inventory

     All gasoline inventory offered for retail sale shall be conveyed for the price per gallon as listed below. Purchaser agrees to provide sales tax exemption number or pay sales or use tax, if applicable:

          The posted Rack Price at the terminal the branded product is purchased plus all taxes and fees including G.W.P.A. plus the common carrier freight rate. The rack price used for pricing the inventory will be based on the rack price on the date of closing. Victoria Rack; Freight Charge on a per gallon rate. The current rate for delivery is set out below:

        **DMM#118 (Texaco)      $.0240 gas   $.0280 diesel
          DMM#307 (Chevron)     $.0197 gas   $.0232 diesel
          DMM#309 (Chevron)     $.0121 gas   $ N/A
          DMM#311 (Chevron)     $.0240 gas   $.0280 diesel

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          DMM#314 (Chevron)       $.0085 gas   $.0100 diesel
          DMM#123 (Chevron - Closed - No Inventory)

         ** It is agreed between the parties that this location will be converted to Exxon gasoline provided Exxon approves.

     Merchandise Inventory

     All inventory of goods and merchandise offered for retail sale shall be conveyed for the sum of the retail value less thirty-two (32%) percent at the close of the Seller's last business day for cash, SAVE AND EXCEPT cigarettes, beer and supplies which shall be conveyed at cost. Seller and Purchaser agree the dollar value of inventory at time of conveyance by Bill of Sale will be the amount actually paid in cash for inventory. Seller to appoint one (1) inventory person to price inventory and Purchaser to appoint one (1) person to price inventory. Any differences to be reconciled by Buyer and Purchaser. The total estimated value of inventory and supplies, excluding gasoline, for each location is as follows:

                        DMM#118 - $25,000.00
                        DMM#307-  $22,000.00
                        DMM#309 - $24,000.00
                        DMM#311 - $24,000.00
                        DMM#314 - $26,000.00
                        DMM#123 (Closed - No Inventory)

     Any note to be executed by Buyer hereunder shall be secured by Vendor's Lien and Deed of Trust with power of sale upon said property and with the usual covenants and provisions as to taxes, hazard insurance, acceleration of maturity on account of default and for attorney's fees and such note and Deed of Trust with the Trustee named by the financial institution, are to be upon current forms of the State Bar of Texas or forms meeting the approval of the hereinafter named financial institution. Unless hereinafter otherwise provided, the furnishing of such note and Deed of Trust and the recording thereof, shall be at the expense of Buyer.

     The closing of this sale transaction shall be on or before June 10, 2002 unless Purchaser or his attorney discovers any objections to title, in which case said sale is to be closed when objections are removed, provided the objections are removed within a reasonable time, which in no event shall be extended beyond June 15, 2002.

     Time is of the essence of this contract.

     Upon failure of Buyer to comply herewith, Seller may at his option enforce specific performance, or retain the initial deposit of $25,000.00 in earnest money as liquidated damages as well as the additional $25,000.00 deposited as earnest money. If title is found objectionable and is not cleared within the time herein provided, or upon failure of Seller to comply herewith for any other reason, Buyer may demand back the earnest money, thereby releasing Seller from this contract, or Buyer may either enforce specific performance hereof or seek such other relief as may be provided by law.

     If Buyer is to secure a loan from a third party, all expenses and conditions for securing and closing such loan shall be Buyer's obligation. If Buyer, under the terms hereof, is to assume an existing loan, any transfer fee charged for the transfer thereof shall be paid by Buyer and Buyer shall execute, at the option and expense of Seller, a Deed of Trust to Secure Assumption, with Trustee named by Seller.

                               SPECIAL PROVISIONS:

     1. Buyer shall execute a lease on Store Nos. 118, 307, 309, 311, and 314 for a term of 90 days. The rental shall be $21,000.00 in cash payable as follows: $7,000.00 on execution of lease, $7,000.00 due May 10, 2002, and $7,000.00 due June 10, 2002.

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          The lease shall commence on April 10, 2002 and shall terminate on or before July 10, 2002. Buyer shall have finalized and closed on the properties as defined in this Earnest Money Contract and the lease. Buyer accepts the properties in their present condition and shall be responsible for payment of all expenses including maintenance, repairs of all kinds, and shall pay all operating expenses incurred in the operation of the locations.

     2. Seller shall execute Bills of Sale on all inventories when the lease is executed on the locations. Payment for inventories shall be as follows:

          Gasoline Inventory: As determined on page 2 of this contract and shall be paid in cash.

          Store Merchandise & Supplies: As determined on page 3 of this contract and shall be paid with a cash payment of forty percent (40%) of the total value. A Promissory Note will be executed by State Oil Company, LLC and Rafiq Tabani, Individually, for the remaining sixty percent (60%) of the total inventory value upon the execution of the lease on the store locations. The Note shall be due and payable in full on or before June 15, 2002, bearing interest at the rate of six percent (6%). The Note will be secured by a vendor's lien on inventory with power of sale.

     3. Seller will pay current any taxes on the property being conveyed for year ending 2001. Taxes for 2002 will be prorated using 2001 dollar values. Seller will be charged by taxing authority and Purchaser will be invoiced at time of closing for its prorata share.

     4. Seller will provide a bill of sale conveying good and marketable title to said c-store equipment and gasoline equipment & tanks when the sale is closed.

     5. For and in consideration of aforesaid, Purchaser agrees to execute on closing of this transaction Assumptions of the two Lease Agreements in effect on Diamond Mini Mart #118 and Diamond Mini Mart #309.

     6. Purchaser also agrees to execute at closing Marketing and Supply Contracts on each of the locations for the purchase of Chevron Petroleum products (gasoline and diesel) (DMM#307, #309, #311, #314, #123) and Texaco product (DMM#118) for resale from Evans Systems, Inc. Terms of the contracts to provide for primary term of five years with a 5-year option period. The contracts call for the purchase price of gasoline to be calculated at brand rack price plus taxes and fees and a profit of $.025 per gallon. The freight rate to be charged on all gallons shall be posted common carrier rates, plus all fuel and insurance adjustments. The current rate to be charged is pursuant to the schedule on Page 2 above. The contracts provides for a $.01 per gallon rebate on all gasoline and diesel purchased in any given month. The said rebate will be paid by the tenth day of the following month for the preceding month. Additionally, the contracts provide an additional rebate of $.0025 per gallon on all gallons purchased in excess of a combined, aggregate 150,000 gallons per month at the six locations (DMM#118, DMM#307, DMM#309, DMM#311, DMM#314, DMM#123). This
          additional rebate will be paid by the tenth day of the following month for the preceding month.

     7. Additionally, on closing Purchaser will execute Concession Agreements for the sale of beer and wine at the six locations.

     8. Buyer has inspected the improvements on the property and accepts them in their present condition. Seller had made no warranties or representations with respect to the condition of the improvements or the subsequent repair thereof by Seller. If the improvements are materially damaged after the date hereof and prior to closing; then, if Seller has not restored such improvements to substantially the same condition in which they now exist prior to the closing date hereof, Buyer may, at its option,

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          cancel this contract and receive a refund of the earnest money.

     9. Buyer shall have the right to conduct an environmental inspection of the subject properties at its expense. Buyer shall notify Seller the date of any inspection in order for Seller to have its environmental representatives on site for the inspection. A copy of the environmental report shall be delivered to Seller. Upon completion of the environmental inspection of the property; Buyer shall restore such property to its present condition, repair any damages thereto, pay to Seller the diminished value of the property in the event any damages thereto are not or cannot be repaired, and indemnify and hold Seller harmless of and from all loss, liability, costs and expenses with respect to such environmental inspection.

                         ADDITIONAL TERMS AND CONDITIONS

     1. Seller and Purchaser agree that this contract is contingent upon Purchaser obtaining third party financing. Purchaser shall have a maximum of 30 days to complete any inspections and to complete all due diligence on the properties listed in this contract. The earnest money of $25,000 shall be non-refundable after 30 days and Seller may retain the $25,000 as liquidated damages in the event this transaction is not closed through no fault of the Seller. On the expiration of the first 30 days of this contract, Purchaser agrees to immediately place an additional $25,000 in earnest money with First Southwest Land & Title Co. to continue to bind this sale until the final closing date no later than June 15, 2002. This additional earnest money of $25,000 shall be non-refundable after June 15, 2002 and Seller may retain the additional $25,000 as further liquidated damages in the event this transaction is not completed through no fault of the Seller.

     2. It is understood, agreed and expressly herein provided that Buyer is not buying any stock of any nature in any corporation; but Buyer is merely buying the convenience store business, c-store equipment and gasoline dispensing equipment and tanks described herein.

     3. Seller further attests that all tanks and lines currently meet the Texas Natural Resources Conservation Commission's regulations and all tanks are registered with the T.N.R.C.C. THIS SALE IS MADE ON AN "AS IS AND WHERE IS BASIS", without warranty as to the fitness for use of any equipment, tanks, or lines for any period of time that are sold and transferred hereunder.

     4. Seller has disclosed to Buyer that the property DMM#118 and DMM#314 have been designated by the Texas Natural Resources Conservation Commission (TNRCC) as an L.P.S.T. Sites (Site Nos. 113634 and 113764, respectively) and that currently remediation work is being performed by Edco Environmental Systems, Inc. under the approval of TNRCC regulations. All deductibles have been paid. Cost for remediation work is paid by TNRCC. Edco Environmental will continue with the remediation work until a clean closure is obtained from the TNRCC. Diamond Mini Mart, Inc. will continue to be the responsible party pending clean closure of the site. Once clean closure is obtained from the TNRCC, all future responsibilities will belong to the Buyer. Copies of the L.P.S.T. site documentation will be provided by Seller upon request.

          Purchaser is warned that any storage tank(s) included in this sale contains explosive gases, and have been used for the storage of motor fuels containing tetraethyl lead or other antiknock compounds which have made such tank(s) unfit for storing food or water products for consumption by animals or humans; and Purchaser expressly agrees not to use or permit the use of such tank(s) for said purposes. In the event that as part of this sale, Purchaser is to remove any underground storage tank(s) from the aforesaid premises, Purchaser hereby expressly agrees and binds itself, its successors and assigns to complete such removal at their sole risk and expense.

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          In consideration of the price at which said equipment is sold,
          Purchaser by the acceptance of this Earnest Money Contract releases, indemnifies and agrees to save harmless Seller from and against any and all claims and liability, causes of action at law or in equity for loss, damage, or injury (including death) to persons and property (including but not by way of limitation, purchaser and the agents, servants, employees and representatives of Purchaser and the property of any of them), however and from whatsoever cause or source arising or occurring, whether from the acquisition or use of said equipment or otherwise, with the exception, however, of the aforesaid warranty of title to Purchaser.

     5. Purchaser agrees to execute applicable TNRCC form to transfer the ownership of underground storage tanks and pay future registration fees.

     6. Purchaser and Seller agree that this contract is contingent upon a satisfactory workout agreement on the debt between Evans Systems, Inc. and JPMorgan Chase Bank. Chase is the first lienholder on five of the six store locations and must agree to the terms of the sale.

     7.   At closing broker fees will be paid by Seller as follows:

               Kincer's, Inc.         -     2% of Contract Sales Price
               Muegge Real Estate     -     2% of Contract Sales Price

     This agreement constitutes the sole agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties respecting the sale of properties described herein.

     AMENDMENT: No amendment, modification, or alteration of the terms hereof shall be binding unless the same be in writing, dated subsequent to the date hereof and duly executed by the parties hereto.

     EXECUTED in multiple copies this _______ day of April, 2002.

                                    SELLER:
WITNESS:                            EVANS SYSTEMS, INC.
                                    P.O. Box 2480
                                    Bay City, Texas 77404-2480

________________________            By_________________________________
                                      J.L. Evans, Sr., President

WITNESS:                            DIAMOND MINI MART, INC.
                                    P.O. Box 2250
                                    Bay City, Texas 77404-2250

________________________            By_________________________________
                                      J.L. Evans, Sr., President

                                    PURCHASER:
WITNESS:                            STATE OIL COMPANY, LLC
                                    1302 Grand Haven Lane
                                    Sugarland, Texas  77479

________________________            By:__________________________________
                                       Rafiq Tabani, President

________________________            By:__________________________________
                                       Rafiq Tabani, Individually

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                                  EXHIBIT "A-1"

                             Diamond Mini Mart #118
                                  10912 FM 1301
                                Boling, TX 77420

Conveyance of Leasehold Estate in that certain Lease Agreement for the lease of premises located at 10912 FM 1301, Boling, Wharton County, Texas, and more particularly described as follows:

     Lots Three (3) and (4), Block Six (6) of the Townsite of Boling, Wharton County, Texas

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                                 EXHIBIT "A-2"

                           CONVENIENCE STORE EQUIPMENT
                             Diamond Mini Mart #118
                                  10912 FM 1301
                                Boling, TX 77420

  1        -        Backroom PC (Pentium 133mhz; 32Mb Ram, CD-Rom,
                    15" Monitor, Keyboard & Mouse, Windows 95)
  2        -        TEC MA-1450 Registers
  1        -        12' Cabinet with 2 1/2' Beer Chest with Wood Shelves
           -        20' Builtin Shelf
  1        -        10 Door Walkin Cooler  29'x 10'
  1        -        2 Door Metal Cabinet
           -        12' x 6' High Metal Wall Gondola
  1        -        VCR Case with VCR & Camera
  1        -        32' Double Sided Gondola
  1        -        2 Door Ice Merchandiser
  1        -        2 Door Upright Freezer Ice Cream
  1        -        Manitowoc Series 1000 Ice Maker with Bin
  1        -        20' U-Shaped Checkout Stand
  1        -        3' Masterbilt Hot Box
  1        -        4' Industries Hot Box Barbeque King
  2        -        4 Person Booths
  1        -        2-Person Booth
  1        -        6' Storage Unit
  1        -        Gilbarco Console
  1        -        Manual Credit Card Unit
  1        -        Tacc II Safe
  1        -        Small Desk & Chair
  1        -        Texas Instruments Calculator
  1        -        Vulcan Electric Stove with Oven
  1        -        Altosham Fryer
  1        -        Star Grill
  1        -        Cecilware Small Fryer
  1        -        Small Montgomery Ward Freezer
  1        -        5' Work Table
  1        -        Single Door Freezer True
  1        -        Single Door Cooler True
  1        -        Redco Slicer
  1        -        Hand Sink
  1        -        3-Compartment Sink
  1        -        Rheem Water Heater
  2        -        4' Storage Shelves
  1        -        6' Stainless Steel Work Table
  2        -        4-Slice Toasters
  1        -        2' Fried Chicken Ready Station
  1        -        Time Clock & Rack
  1        -        Black & White Monitor
  1        -        Magic Chef Microwave
           -        Miscellaneous Kitchen Equipment
  4        -        Trash Cans
  1        -        Morgan 8 & 10 Storage Building
  1        -        Beverage Air Single Door Cooler
  1        -        Mop Bucket
  1        -        Air Compressor
  1        -        2-Wheel Dolly

     This equipment is sold on an "AS IS WHERE IS BASIS", without warranty, either express or implied, as to the fitness for use of any of the equipment.

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

                                  EXHIBIT "A-3"

                          GASOLINE DISPENSING EQUIPMENT
                          AND UNDERGROUND STORAGE TANKS
                                       at
                             Diamond Mini Mart #118
                                  10912 FM 1301
                                Boling, TX 77420

  4    -   Gilbarco Dual-Dual Dispensers Double Hose Units Single Product per
           Hose 4-Products

  1    -   Gilbarco Console

  3    -   6,000 Gallon Underground Storage Tanks (S/W Steel Construction)
           together with all underground piping and electrical to island

  1    -   4,000 Gallon Underground Storage Tank (S/W Steel Construction)
           together with all underground piping and electrical to island

  1    -   Canopy (1,020 sq.ft.), Metal Structure w/ Metal Panels on concrete foundation, with 8-recessed lighting fixtures

  4    -   Submergible Pumps

  1    -   Cathodic Protection System

  All underground piping, valves, manholes and all electrical conduit.

This equipment is sold on an "AS IS WHERE IS BASIS", without warranty, either express or implied, as to the fitness for use of any of the equipment.


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

                                  EXHIBIT "B-1"

                             Diamond Mini Mart #307
                                1422 N. Richmond
                              Wharton, Texas 77488

Conveyance of Land and Improvements (c-store building) located at 1422 N. Richmond, Wharton, Wharton County, Texas, and being more particularly described as follows:

     Lot 3 in 4A, Block 65, William Kinchelow Survey, Wharton County, Texas. Said property fronting 175' on N. Richmond Rd. by 228' deep.


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                                  EXHIBIT "B-2"

                           CONVENIENCE STORE EQUIPMENT
                                       at
                             Diamond Mini Mart #307
                                1422 N. Richmond
                                Wharton, TX 77488

       1        -        Backroom PC (Pentium 133mhz; 32Mb Ram, CD-Rom,
                         15" Monitor, Keyboard & Mouse, Windows 95)
       1        -        TEC MA-1450 Register
       1        -        Pole Sign
       2        -        Flush Mount Outside Building Sign Can
       1        -        Drive Thru Menu Board
       1        -        Autotec Soft Cloth Carwash & Equipment
       8        -        Outside Trash Cans
       2        -        Windshield Wash Stations
       5        -        4-Person Booths
       2        -        2-Person Booths
       1        -        2 Door Ice Merchandiser
                -        8'x6' High Wall Gondola
       1        -        6' Ladder
       1        -        Monitowoc Ice Maker with Bin
                -        10' Wall Wood Shelf
       1        -        11 Door L-Shaped Walkin Cooler with Builtin Wooden
                         Shelves  30'x10'
                -        24' Double Sided Gondolas
       1        -        6' Universal Ice Cream Box
       1        -        4' Pastry Case
       1        -        17' Sales Checkout Counter
       1        -        12' Counter with Sign
       1        -        24' Counter with 6' Builtin Beer Chest
       2        -        4-Person Tables
       3        -        2-Person Tables
       14       -        Chairs
       1        -        Microwave
       1        -        VCR Cabinet with 2 VCR & 1 Camera & 2 Black &
                         White Monitors
       1        -        4' Venthood
       1        -        Universal Walkin Freezer 8'x10'
       1        -        Bakers Pride Oven   c1849
       1        -        Fedeal Proofer   #30243
       1        -        3-Compartment Sink
       1        -        Desk & Chair
       1        -        4-Drawer Filing Cabinet
       1        -        Auto Tank Gauge & Monitor
       1        -        Bread Rack
       1        -        Compartment Stainless Steel Sink
       1        -        Bunn Hot Water Dispenser
       1        -        Steam Table Regulator
       1        -        Fryer Glass Table Combo 8'
       1        -        10 Shelf Proofer
       1        -        Flat Bread Heater
       1        -        4' Work Table Stainless
       1        -        4' Cabinet
       3        -        Register Computers
       1        -        2' Ice Bin
       1        -        Bevless 2-Door Cabinet

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

     Diamond Mini Mart #307 - Store Equipment Continued:

     1        -        Mini Station
     1        -        4' Cabinet with Sink
     1        -        6' Cabinet
     1        -        Tacc II Safe
     1        -        Calculator
     1        -        1 1/2 HP Air Compressor
     1        -        Time Clock
              -        Miscellaneous Kitchen Equipment
     1        -        Call Station
     1        -        Mop Bucket & Mop Sink
     1        -        Smith Hot Water Heater
     1        -        Slicer
     1        -        Kitchen Timer Microwave
     1        -        Toaster
     1        -        2-Burner Hot Plate

     This equipment is sold on an "AS IS WHERE IS BASIS", without warranty, either express or implied, as to the fitness for use of any of the equipment.


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

                                  EXHIBIT "B-3"

                          GASOLINE DISPENSING EQUIPMENT
                          AND UNDERGROUND STORAGE TANKS
                                       at
                             Diamond Mini Mart #307
                                1422 N. Richmond
                              Wharton, Texas 77488

     1    -     Wayne Plus Console

     4    -     Fuel Dispensers:  4-Dual sided triple hose dispensers,
                1-hose per grade (includes diesel), pay at pump capability

     4    -     10,000 Gallon Steel Underground Storage Tanks together
                with all underground piping and electrical

     1    -     Canopy (2,272 sq.ft. covered area); Metal Structure &
                Metal Panels; 12 lighting fixtures

     1    -     Chevron Sign w/ Chevron Logo & Fuel Prices

     4    -     Submersible Pumps

     1    -     Cathodic Protection System

     All underground piping, valves, manholes and all electrical conduit.

This equipment is sold on an "AS IS WHERE IS BASIS", without warranty, either express or implied, as to the fitness for use of any of the equipment.


Initials:
_______________              EARNEST MONEY CONTRACT
_______________                      PAGE 13

                                  EXHIBIT "C-1"

                             Diamond Mini Mart #309
                                1100 West Hwy. 59
                                  Ganado, Texas

Conveyance of Leasehold Estate in that certain Lease Agreement for the lease of premises located at 1100 West Hwy. 59, Ganado, Jackson County, Texas, and more particularly described as follows:

     FIRST TRACT:
     All of Lot No. Seven (7), Block No. Two (2) of Phillips First Addition to the Town of Ganado, as shown by map or plat of said Addition of record in Volume 2, Page 102, Plat Records of Jackson County, Texas, LESS, HOWEVER, a strip 19-1/2 feet wide off of the East side of said lot deeded by R. G. Peterek to the County of Jackson by Deed dated May 31, 1949, and of record in Volume 186, Page 542 of the Deed Records of Jackson County, Texas.

     SECOND TRACT:
     Nineteen and one-half (19-1/2) feet off the entire East side of Lot Six (6) in Block Two (2) of the Phillips First Addition to the Town of Ganado, in Jackson County, Texas, SUBJECT, HOWEVER, to the mineral reservation contained in a deed dated May 5, 1949, from J. W. Phillips to Paul Sablatura.

     LESS AND EXCEPT, that certain lot or parcel of land off the North end of "First Tract" and "Second Tract" above described which was conveyed to the State of Texas for highway purposes by Martha Marie Janecek et vir by Deed dated June 12, 1969 and recorded in Volume 429, Page 435 of the Deed Records of Jackson County, Texas but it is the intention of Grantors to convey, and they do hereby convey, the mineral interest reserved by them in said Deed.

Initials:
_______________              EARNEST MONEY CONTRACT
_______________                      PAGE 14

                                  EXHIBIT "C-2"

                           CONVENIENCE STORE EQUIPMENT
                                       at
                             Diamond Mini Mart #309
                                1100 West Hwy. 59
                                  Ganado, Texas

      1       -       Backroom PC (Pentium 133mhz; 32Mb Ram, CD-Rom,
                      15" Monitor, Keyboard & Mouse, Windows 95)
      1       -       TEC MA-1450 Register
      1       -       Casio Calculator
      1       -       Desk Stool
      1       -       6' Horizontal Universal Nolin Ice Cream Merchandising
                      Cabinet - Serial #5367F
      1       -       Tidel Timed Access Safe - Serial #35326
      1       -       Latham Time Clock
      1       -       Mop & Bucket
      1       -       Push Broom
      1       -       Small Hot Water Heater
      2       -       Fire Extinguishers
      1       -       Wooden Cabinet
      1       -       Custom Checkout
      1       -       Custom Work Counter
      1       -       Custom Drink/Ice/Beer Center
      1       -       Telephone
      1       -       Custom Food Bar
      1       -       Mathiesen Ice Merchandiser - Serial #978 AX
              -       24' Gondola
      1       -       Manitowoc Ice Maker
      1       -       10 Door Walkin with Wooden Shelves -
                      Serial #984F00549 00948
      1       -       Star Hot Dog Rollergrill

     This equipment is sold on an "AS IS WHERE IS BASIS", without warranty, either express or implied, as to the fitness for use of any of the equipment.

Initials:
_______________              EARNEST MONEY CONTRACT
_______________                      PAGE 15

                                   EXHIBIT "C-3"

                           GASOLINE DISPENSING EQUIPMENT
                            AND UNDERGROUND STORAGE TANKS
                                        at
                               Diamond Mini Mart #309
                                  1100 West Hwy. 59
                                    Ganado, Texas

    (1)      MicroMax Pro 1 Fuel Console

    (1)      S/W Model 4331 MPD Serial #4307703

    (1)      24' x 24' Canopy with 6 Lights

    (3)      10,000 Gallon Underground Storage Tanks (Steel)

    (3)      Overfill Units

    (3)      Spill Prevention Units

    (3)      Submersible 3/4H.P. Pumps

    (3)      Automatic Leak Detectors

    (1)      Cathodic Protection System

    (2)      Vapor Monitoring Wells

    (2)      Area Lights

    (1)      Windshield Washer Service Cabinet

    (1)      Sign, Sign Pole for Store Name

    All underground piping and electrical conduit, valves

    This equipment is sold on an "AS IS WHERE IS BASIS", without warranty, either express or implied, as to the fitness for use of any of the equipment.

Initials:
_______________              EARNEST MONEY CONTRACT
_______________                      PAGE 15

                                  EXHIBIT "D-1"

                             Diamond Mini Mart #311
                             FM 442 and Texas Avenue
                                  Boling, Texas

Conveyance of Land and Improvements (c-store building) located at FM 442 & Texas Ave., Boling, Wharton County, Texas, and being more particularly described as follows:

     0.325 acres out of the S.F. Austin 3-1/16 League Grant, Abstract 2, Wharton County, Texas

Initials:
_______________              EARNEST MONEY CONTRACT
_______________                      PAGE 17

                                  EXHIBIT "D-2"

                           CONVENIENCE STORE EQUIPMENT
                             Diamond Mini Mart #311
                              FM 442 and Texas Ave.
                                  Boling, Texas

    (1)      Backroom PC (Pentium 133mhz; 32Mb Ram, CD-Rom,
             15" Monitor, Keyboard & Mouse, Windows 95)
    (1)      TEC MA-1450 Register
    (1)      TACII Safe
    (1)      Pizza Inn Building Sign
    (4)      Trash Cans
    (5)      4-Person Seating Booths
    (1)      6' Universal Nolin Frozen Food Cabinet
    (1)      14' Custom Checkout
    (1)      8' Pizza Inn Counter
    (1)      3' Pizza Inn Display Counter
    (1)      4' McNay Cold Display Box, Serial No. 35357
    (1)      20' Custom Beverage Bar
    (1)      Microwave Oven
    (1)      Matthiesen Ice Merchandiser, Serial No. 742144
    (1)      4' x 6' Custom Display Fixture
    (7)      4' Sections Double-Sided Shelving & Shelves
    (1)      33' Custom Walk-In with 12 Doors/Racks/Lights
    (1)      6' x 8' Custom Walk-In Freezer
    (1)      Russel Frozen Condensing Unit
    (3) Bohn Condensing Units, Serial Nos. DME4114, DME0667, and DME 0664
    (3)      4' Storage Racks
    (1)      5' Pizza Make Uptable (True), Serial No. 11877857
    (2)      QuickStop Scales
    (1)      Convection Oven
    (1)      3' Stainless Steel Work Table
    (1)      5' Custom Sink Cabinet
    (1)      5' Custom Cabinet
    (1)      Globe Slicer
    (1)      Somerset Dough Roller, Serial No. 92095906
    (1)      Beverage Work Table, Serial No. KTR60
    (1)      Welbilt Dough Mixer, Serial No. 010000005FA
    (1)      2-Track Pizza Oven (Lincoln) & Stand
    (1)      5' Custom Cabinet
    (1)      9' x 5' Venthood with Fire System
    (1)      2' Beverage Air Cooler, Serial No. 4029587
    (1)      6' 3-Compartment Sink with 2 Faucets
    (1)      Manitowoc Series 1000 Ice Maker with Bin
    (1)      Mop Sink
    (1)      Stepladder
    (1)      15' Section Custom Wooden Shelving
    (1)      4' Storage Rack
    (1)      Video Security System, Camera, Monitor, Recorder & Box
    (1)      Personal Computer, Pentium 133, Monitor, Printer
    (1)      4-Drawer Filing Cabinet
    (1)      Desk & Chair
    (1)      Calculator
    (2)      Telephones
             Various Pots, Pans, Pizza Pans, Utensils

    This equipment is sold on an "AS IS WHERE IS BASIS", without warranty, either express or implied, as to the fitness for use of any of the equipment.

Initials:
_______________              EARNEST MONEY CONTRACT
_______________                      PAGE 18

                                  EXHIBIT "D-3"

                          GASOLINE DISPENSING EQUIPMENT
                          AND UNDERGROUND STORAGE TANKS
                                       at
                             Diamond Mini Mart #311
                               FM 442 & Texas Ave.
                                  Boling, Texas

    (1)      Southwest Console, Serial No. 5187

    (1)      25' x 30' Canopy with 6 Lights

    (3)      Southwest Pump 2-Product Dispensers, Serial Nos.
             64030004 8/84; 64030005 8/84; 64030003 8/84

    (2) 4,000 Gallon Underground Storage Tanks, together with all piping to the gasoline island

    (2) 8,000 Gallon Underground Storage Tanks, together with all piping to the gasoline island

    (4)      Submersible Pumps

    (4)      Overfill Valves

    (4)      Spill Prevention Manholes

    (1)      Diamond Mini Mart Sign & Pole

    (2)      Area Lights & Poles

    This equipment is sold on an "AS IS WHERE IS BASIS", without warranty, either express or implied, as to the fitness for use of any of the equipment.

Initials:
_______________              EARNEST MONEY CONTRACT
_______________                      PAGE 19

                                  EXHIBIT "E-1"

                             Diamond Mini Mart #314
                              Hwy. 59 Midway & Beck
                              Victoria, Texas 77903

Conveyance of Land and Improvements (c-store building) located at Hwy. 59 Midway & Beck, Victoria, Texas, and being more particularly described as follows:

    Tract 14, C. Sambrano Survey, Abstract 103, Victoria, Victoria County, Texas


Initials:
_______________              EARNEST MONEY CONTRACT
_______________                      PAGE 20

                                  EXHIBIT "E-2"

                           CONVENIENCE STORE EQUIPMENT
                                       at
                             Diamond Mini Mart #314
                              Hwy. 59 Midway & Beck
                                 Victoria, Texas

        1        -        Backroom PC (Pentium 133mhz; 32Mb Ram, CD-Rom,
                          15" Monitor, Keyboard & Mouse, Windows 95)
        2        -        TEC MA-1450 Registers
        1        -        Tidel Time Release Safe - #34084
        1        -        Norfab Food Warmer Display Box - Serial #24885
        4        -        Plymouth Double Booths
        1        -        Star 2 Basket Fryer
        1        -        Lang Stove Grill
        1        -        Stainless Steel 3-Compartment Sink
        1        -        Mathiesen 1-Door Ice Merchandiser
        1        -        Walkin Cooler with 11 Doors - Universal Nolin Brand
                          with Compressors
        1        -        Checkout Counter (16' Long)
        1        -        Assortment of Display Countes (Approx. 32')
        1        -        2 Door Universal Freezer
        1        -        BBQ King BBQ Machine
        2        -        Desk with Chair
        1        -        Food Processor
        1        -        Set (approx. 48') 54" High Metal Shelving
        3        -        Fire Extinguishers
        1        -        Upright Safe
        2        -        Calculators
        10       -        Outside Trash Cans
        4        -        Windshield Stations
        1        -        Scale
        1        -        Berkel Slicer - Serial #03103
        1        -        Toaster
        1        -        Numerous Pots, Pans & Kitchen Utensils
        1        -        Venthood and Ansul System
        1        -        Utility Cart
        1        -        Medium Hot Water Heaters
        1        -        Mops & Buckets
        1        -        4's Hot Deli Box
        1        -        4' Cold Deli Box - Masterbilt
        1        -        Microwave
        1        -        Pastry Case
        1        -        Manitowoc 1100 Ice Maker and Bin
        1        -        Builtin Wooden Shelving
        2        -        Telephones - 2 Lines
        1        -        2 Door File
        1        -        Wet-Dry Vac
        1        -        4'x3' Stainless Work Table
        1        -        Space Heater (Oil)
        1        -        Star Bunn Warmer
        1        -        Metal Shelving 4' x 6'

        This equipment is sold on an "AS IS WHERE IS BASIS", without warranty, either express or implied, as to the fitness for use of any of the equipment.


Initials:
_______________              EARNEST MONEY CONTRACT
_______________                      PAGE 21

                                  EXHIBIT "E-3"

                          GASOLINE DISPENSING EQUIPMENT
                          AND UNDERGROUND STORAGE TANKS
                                       at
                             Diamond Mini Mart #314
                              Hwy. 59 Midway & Beck
                                 Victoria, Texas

      1     -     Wayne Decade 2400 Fuel Console

      6     -     Dual Dispensers
                  Model E-L      Serial #515726
                                 Serial #515725
                                 Serial #515728
                                 Serial #515729
                                 Serial #515730
                                 Serial #515727

      1     -     30x54 Lighted Canopy with 8 Lights

      1     -     28x65 Lighted Canopy with 12 Lights

      5     -     10,000 Gallon UST's (Steel)

      1     -     6,000 Gallon UST's (Steel)

      3     -     High Speed Diesel Fuel Dispensers with Satellite Dispensers

     - All underground piping and submerged pumps for dispensing and venting of gasoline tanks and all electrical conduit needed for operation of dispensing equipment.

     This equipment is sold on an "AS IS WHERE IS BASIS", without warranty, either express or implied, as to the fitness for use of any of the equipment.

Initials:
_______________              EARNEST MONEY CONTRACT
_______________                      PAGE 22

                                  EXHIBIT "F-1"

                             Diamond Mini Mart #123
                                241 Hwy. 288 So.
                                  Clute, Texas

Conveyance of Land and Improvements (c-store building) located at 241 Hwy. 288 South, Clute, Brazoria County, Texas, and being more particularly described as follows:

     Lots 1, 2, and 3, Dent's Subdivision Number One, J. E. Groce Survey, Abstract 66, City of Clute, Texas, according to the map or plat of said subdivision on file in the office of the County Clerk of said County, being the same land conveyed to Michael D. Gladney by Deed dated October 28, 1991, from Vella Mae Whitten, a widow, recorded in Volume 963, Page 697 of the Official Records of Brazoria County, Texas, together with all improvements thereon situated, known as 241 B South Highway 288 B (Brazosport Boulevard), Clute, Texas, LESS AND EXCEPT the triangular tract out of the southernmost portion of Lot 3 and the 0.0493 acres out of Lot 1 as described in the above-mentioned Deed, to which reference is here made for a complete description thereof.


Initials:
_______________              EARNEST MONEY CONTRACT
_______________                      PAGE 23

                                  EXHIBIT "F-2"

                           CONVENIENCE STORE EQUIPMENT
                                       at
                             Diamond Mini Mart #123
                               241 Highway 288 So.
                                  Clute, Texas

      1        -        TACII Safe, Serial #47812
      1        -        4' IceCream Freezer, Serial #267411
      2        -        16' DoubleSided Gondolas
      1        -        600-lb Hoshizaki IceMaker
      1        -        1100-lb Ice Storage Bin
      1        -        8-Door Walk-In Cooler - 8' x 20'
      1        -        8' Metal Cabinet/Counter for Fast Foods, etc.
      1        -        24' of Wooden Counters in Checkout Area
      1        -        3-Compartment Sink
      1        -        2-Drawer File Cabinet
      1        -        2-Chevron Style Trash Containers

     This equipment is sold on an "AS IS WHERE IS BASIS", without warranty, either express or implied, as to the fitness for use of any of the equipment.

Initials:
_______________              EARNEST MONEY CONTRACT
_______________                      PAGE 24

                                  EXHIBIT "F-3"

                          GASOLINE DISPENSING EQUIPMENT
                          AND UNDERGROUND STORAGE TANKS
                                       at
                             Diamond Mini Mart #123
                               241 Highway 288 So.
                                  Clute, Texas

(1) Chevron Branded 35' x 60' aluminum canopy with 2 steel column supports, 8 mercury vapor light fixtures

(3) 10,000 Gallon Underground Storage Tanks, together with all piping and electrical to the gasoline island

(1) Pressurized Underground Fiberglass Piping System with Release Detection System equipped for Tightness Test, inventory control, line leak detection and automatic intake monitoring

     Cathodic Corrosion Protection System

     Spill & Overfill Protection System, including tight fitting spill container/liquid- tight sump & shut-off valve

     Vapor Recovery System, Stage II

(2) Schlumberger Model 4331-6A-VG, Fuel Pumps, Double Multi-Product Dispensers, Electronic with cardreaders, Serial Nos. 4306689-8/95 and 4306688- 8/95

(1)  Wayne Model WP/CT, Serial No. 953155-E6

(1) Back-Lighted sign, double faced, approx. 5' x 6' x 24' high, single-pipe column support, Chevron brand

     This equipment is sold on an "AS IS WHERE IS BASIS", without warranty, either express or implied, as to the fitness for use of any of the equipment.

Initials:
_______________              EARNEST MONEY CONTRACT
_______________                      PAGE 25